                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         SECURITY CHICAGO CORP.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                             April 19, 1996
                                                             Chicago, Illinois


                               SECURITY CHICAGO CORP.
                                  196 EAST PEARSON
                              CHICAGO, ILLINOIS  60611
                                   (312) 280-0360


                             ___________________________

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON MAY 20, 1996


To the Stockholders of
SECURITY CHICAGO CORP.:

The Annual Meeting of the Stockholders of Security Chicago Corp., a Delaware corporation (the "Corporation"), will be held at the offices of First Security Bank of Chicago, 196 East Pearson, Chicago, Illinois 60611, on Monday, May 20, 1996 at 6:00 P.M. , Chicago time, for the following purposes:

1.  To elect Two Class I Directors for a term of three years; and

2. To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 9, 1996 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting.

This Notice of Annual Meeting and Proxy Statement (and the  accompanying Proxy)
is being mailed on or about April 19, 1996.    Also enclosed is the
Corporation's Annual Report to Shareholders for the year ended December 31,
1995.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU HAVE THE POWER TO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED, AND THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
                                  By order of the
                                Board of Directors.

                                 James D. Polivka,
                         Chairman of the Board of Directors

                                   PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Corporation of proxies for use at the Annual Meeting of Stockholders of the Corporation to be held on May 20, 1996. The accompanying proxy is being solicited by the Board of Directors of the Corporation. The cost of soliciting proxies is borne by the Corporation. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by officers, Directors and certain employees of the Corporation and of First Security Bank of Chicago, a wholly-owned subsidiary of the Corporation (the "Bank"), who will not be specially compensated for such soliciting. The Corporation will, at its expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

Stockholders are urged to specify the way they wish to have their shares voted by completing the enclosed proxy. Shares represented by proxies that are properly executed and returned will be voted at the Annual Meeting as specified on the proxy. If no choice is specified, the shares will be voted FOR the nominees listed under Proposal 1. It is not anticipated that any action will be asked of Stockholders other than that set forth herein; however, proxies in the enclosed form will confer discretionary voting authority on the individuals specified in the enclosed proxy regarding any other matters that properly come before the Annual Meeting.

Any Stockholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by filing a written revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

On April 9, 1996, the Corporation had 208,714 shares of Common Stock, par value $5.00 per share, issued and outstanding. With respect to the election of the Board of Directors, and in regard to all other matters to be voted upon at the Annual Meeting, each issued and outstanding share is entitled to one vote.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election (the "Inspector") appointed by the Board of Directors for the Annual Meeting. The Inspector will also determine whether a quorum is present. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the Stockholders for their vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.
                                         -2-

                                    PROPOSAL NO. 1

                          DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

The Board of Directors of the Corporation is divided into three classes. One class is elected annually to serve for a three-year term. At the Annual Meeting of Stockholders, two Class I Directors will be elected for a term of three years or until their successors are elected and qualified. The proxy provides instructions for voting for the Director nominees or for withholding authority to vote for the Director nominees. Unless instructed to the contrary, the persons acting under the proxy solicited will vote for the nominees named as Class I Directors. The nominees for election as Class I Directors are indicated in the table below. The Corporation has no knowledge that the nominees will refuse or be unable to serve, but if any nominee becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the Annual Meeting. In order to be elected as a Director, each Director nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the Annual Meeting.

The table below contains information about the nominees, the continuing Directors and other executive officers of the Corporation.


NOMINEES

     CLASS I DIRECTORSHIPS - TERMS TO EXPIRE 1999

NAME, AGE AND YEAR           POSITION WITH THE CORPORATION AND
BECAME A DIRECTOR            THE BANK; AND PRINCIPAL OCCUPATION
                             FOR THE LAST FIVE YEARS
___________________________________________________________________

Richard S. Bull, Jr.         Vice Chairman and Director of the
Age 70 - 1976                Corporation and the Bank; Chairman
                             and Chief Executive Officer, Bradner
                             Central Corp. (paper distributor)
                             from 1989 to his retirement in
                             November 1993; President and Chairman,
                             Bradner Central Corporation prior to
                             1989.

Frank W. Fernandes           Director of the Corporation and the
Age 38 - 1995                Bank; Private Investor; Director and
                             Executive Vice President of Chicago
                             Research and Trading, Inc., 1982-1993.

CONTINUING DIRECTORS

The following persons will continue to serve as Directors for the periods indicated:


         CLASS II DIRECTORSHIPS - TERMS TO EXPIRE 1997

NAME, AGE AND YEAR           POSITION WITH THE CORPORATION AND
BECAME A DIRECTOR            THE BANK; AND PRINCIPAL OCCUPATION
                             FOR THE LAST FIVE YEARS
___________________________________________________________________

Ronald A. Landsman           Vice Chairman and Director of the
Age 62 - 1976                Corporation and the Bank;
                             Principal, Ronald A. Landsman & Co.
                             (Certified Public Accountants).

Carol M. Ware                Director of the Corporation and Bank;
Age 66 -  1976               Retired Executive Vice President,
                             Carol Fur Co., Inc. (retail furrier).


         CLASS III DIRECTORSHIPS -TERMS TO EXPIRE 1998

NAME, AGE AND YEAR           POSITION WITH THE CORPORATION AND
BECAME A DIRECTOR            THE BANK; AND PRINCIPAL OCCUPATION
                             FOR THE LAST FIVE YEARS

___________________________________________________________________

Thomas R. Beverlin           Director and Executive Vice President
Age 62 - 1995                of the Corporation and Director and
                             President of the Bank; President and
                             CEO of Mokena State Bank, 1991-1993;
                             Senior Vice President of Mid-City
                             National Bank, 1984-1991.

James D. Polivka             Chairman and President of the
Age 66 - 1976                Corporation and Chairman of the Bank;
                             Private Investor.

Wallis LaThomus Weinper      Director of the Corporation and the
Age 58 - 1981                Bank; President, LaThomus & Company,
                             Inc. (real estate sales and
                             property management company).

OTHER EXECUTIVE OFFICERS


                             POSITION WITH THE
NAME                 AGE     CORPORATION AND THE BANK
_________________________________________________________________

Sarah G. O'Sullivan   65     Treasurer of the Corporation and
                             Vice President of the Bank.

Yolanda Zarnowska     59     Secretary of the Corporation and
                             Assistant Vice President of the Bank.

Sarah G. O'Sullivan and Yolanda Zarnowska have served the Corporation and the Bank in various administrative and executive capacities for over five years.

All of the Corporation's Directors hold office for the terms indicated, and all of the Corporation's executive officers hold office for a term of one year, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the Directors, executive officers, or any other person pursuant to which any of the Corporation's Directors or executive officers have been selected for their respective positions.


BOARD COMMITTEES AND MEETINGS

The Bank has Audit, Nominating, Loan, Marketing, Investment, Personnel, Compensation, Funds Management, Community Reinvestment, Building, Compliance and Insurance committees. Mr. Polivka, who is Chairman and President of the Corporation and Chairman of the Bank, serves as an ex-officio member of each committee. The Corporation has no standing committees.

The Audit Committee, of which Mr. Landsman, who is a Vice Chairman of the Corporation and the Bank, and Mr. Fernandes who is not an officer of the Corporation or the Bank, are members, is responsible for the recommendation of independent auditors, reviewing the scope and nature of audits, proposals and other services performed by the independent auditors, and reviewing the Bank's system of internal control. The Audit Committee met once during 1995.

The Nominating Committee, of which Mr. Bull, who is a Vice Chairman of the Corporation and the Bank, and Ms. Ware who is not an officer of the Corporation or the Bank, are members, advises and makes recommendations to the Board of Directors of the Bank on all matters concerning the selection of candidates for election to the Board. The Nominating Committee met once during 1995.

The Personnel Policy and Compensation Committee, of which Mr. Bull, who is a Vice Chairman of the Corporation and the Bank, and Mr. Fernandes and Ms. Weinper, who are not officers of the Corporation or the Bank, are members, makes recommendations to the Board of Directors of the Bank relative to personnel policies, and Director, officer and employee compensation and benefit programs. The Personnel Policy and Compensation Committee met three times during 1995.

A total of 15 regularly scheduled and special meetings of the Board of Directors of each of the Corporation and the Bank were held during 1995. All Directors attended at least seventy-five percent of the meetings of the Boards and the committees of the Bank's Board on which they served.

EXECUTIVE COMPENSATION

The following table sets forth compensation information for each person who served as the Corporation's Chief Executive Officer during 1995, and for each executive officer of the Corporation who received more than $100,000.00 in salary and bonus in 1995.

                              SUMMARY COMPENSATION TABLE

                                 Annual Compensation

NAME AND
PRINCIPAL POSITION                    YEAR     SALARY (1)      BONUS (1)
________________________________________________________________________

James D. Polivka,                     1995       None             None
 Chairman of the Board                1994       None             None
 of the Corporation and               1993       None             None
 the Bank.

Thomas R. Beverlin,                   1995       $100,000.        $12,000.
 Executive Vice President             1994         87,000.          2,500.
 of the Corporation and               1993        N/A              N/A
 President of the Bank (2)

______________________

(1)  All compensation payments are made by the Bank.
(2)  Mr. Beverlin joined the Bank on March 28, 1994.

DIRECTORS' BENEFITS

Directors of the Corporation do not receive any fees for serving on the Board of Directors but may receive fees for attending special Board Meetings. Three special Board Meetings were held in 1995 for which each Director was paid $700.00. Directors of the Corporation also serve as directors of the Bank and receive a fee of $700.00 per month from the Bank for attending meetings of the Board of Directors of the Bank. No fees are paid to Directors for attending meetings of committees of the Bank.

COMPLIANCE WITH SECTION 16(a)
 OF THE SECURITIES EXCHANGE ACT OF 1934

The Directors, officers and beneficial owners of ten percent or more of the equity securities of the Corporation are required to file certain reports with the Securities and Exchange Commission (the "SEC") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). A Form 3 must be filed with the SEC within 10 days after the event by which the person becomes a "reporting person" (i.e., director, officer of 10% owner); a Form 4 must be filed with the SEC on or before the tenth day after the end of the month in which a change in beneficial ownership has occurred for a reporting person; and a Form 5 must be filed with the SEC on or before the forty-fifth day after the end of the Corporation's fiscal year for transactions or holdings that should have been reported but were not reported. During 1995, a Form 5 was filed by Frank W. Fernandes, a Director of the Corporation and the Bank, covering the acquisition of a total of 100 shares of the Corporation's common stock.


TRANSACTIONS WITH MANAGEMENT

Directors and officers of the Corporation and the Bank and their associates were customers of and had transactions with the Bank during 1995. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                               SECURITY OWNERSHIP OF
                             CERTAIN BENEFICIAL OWNERS

The following table lists the beneficial ownership of the Corporation's Common Stock with respect to all persons known to the Corporation to be the beneficial owners of more than five percent of such Common Stock as of April 9, 1996.


                              AMOUNT AND
                              NATURE OF
NAME AND ADDRESS              BENEFICIAL            PERCENT
OF BENEFICIAL OWNER           OWNERSHIP(1)          OF CLASS
____________________________________________________________

Lawrence Kahme                12,100(2)             5.80%
196 East Pearson
Chicago, Illinois  60611

James D. Polivka              11,600                5.56%
196 East Pearson
Chicago, Illinois  60611

________________________


    (1) The information contained in this column is based upon information furnished to the Corporation by the persons named above. The nature of beneficial ownership for shares shown in this column is sole voting and investment power.

    (2)  Includes 6,000 shares owned by Mr. Kahme's spouse.
         Beneficial ownership of these shares is disclaimed by Mr. Kahme.

                                  SECURITY OWNERSHIP
                                    OF MANAGEMENT


     The following table sets forth, as of April 9, 1996 the total number of shares of Common Stock of the Corporation, beneficially owned, and the percentage of the outstanding Common Stock of the Corporation so owned, by each person who served as Chief Executive Officer of the Corporation, by all Directors and by all Directors and executive officers of the Corporation as a group:


                                       AMOUNT AND NATURE
NAME OF INDIVIDUAL OR                    OF BENEFICIAL        PERCENT
NUMBER OF PERSONS IN GROUP                OWNERSHIP (1)      OF CLASS
_________________________________________________________________________

Thomas R. Beverlin                           340                .002%

Richard S. Bull, Jr.                       3,265 (2)(3)(5)     1.56%

Frank W. Fernandes                         7,335               3.51%

Ronald A. Landsman                         3,610 (4)           1.73%

James D. Polivka                          11,600               5.56%

Carol M. Ware                              1,950                .93%

Wallis LaThomus Weinper                    1,650 (6)            .79%

All Directors and
executive officers as
a group (9 persons)                       31,430              15.06%


______________________


1) The information contained in this column is based upon information furnished to the Corporation by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below.

(2) Includes 1,200 shares held individually by Mr. Bull's spouse. Beneficial ownership of these shares is disclaimed by Mr. Bull.

(3)  Includes 1,565 shares that are held by Mr. Bull as Trustee of the Richard
S. Bull Trust under agreement dated October 16, 1989.

(4) Includes 1,750 shares that are held by the Ronald A. Landsman & Company Retirement Trust.

(5) Includes 500 shares held jointly by Mr. Bull and his spouse. Investment and voting power with respect to these shares is deemed shared.

(6) Includes 300 shares held jointly by Ms. Weinper and her spouse. Investment and voting power with respect to these shares is deemed shared.



                   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
                ______________________________________________________

The Board of Directors of the Corporation retained Crowe Chizek, certified public accountants as independent public accountants for the examination of the consolidated financial statements of the Corporation and the Bank for the year ended December 31, 1995.

Representatives of Crowe Chizek are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

                        STOCKHOLDER PROPOSALS AND NOMINATIONS
              ________________________________________________________

Stockholders may submit proposals appropriate for Stockholder action at the 1997 Annual Meeting consistent with the regulations of the Securities and Exchange Commission. All such proposals should be directed to Ms. Yolanda Zarnowska, Secretary, Security Chicago Corp., 196 East Pearson, Chicago, Illinois 60611 by December 21, 1996. The restated Certificate of Incorporation of the Corporation provides that no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a Director at any Annual or Special Meeting of Stockholders unless a written request that such person's name be placed in nomination is received from a Stockholder of record by the Secretary of the Corporation not less than 14 nor more than 60 days prior to the date fixed for the meeting, together with (1) the name, age, business address and, if known, residence address of each nominee, (2) the principal occupation of each nominee for the past 5 years and (3) the number of shares of Common Stock beneficially owned by each nominee and the nominating Stockholder.

                               REPORTS TO STOCKHOLDERS
                            ______________________________

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, AND TO EACH PERSON REPRESENTING THAT HE OR SHE WAS A BENEFICIAL OWNER OF THE CORPORATION'S COMMON STOCK AS OF THE RECORD DATE FOR THE ANNUAL MEETING, UPON WRITTEN REQUEST, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. SUCH WRITTEN REQUEST SHOULD BE SENT TO MS. YOLANDA ZARNOWSKA, SECRETARY, SECURITY CHICAGO CORP., 196 EAST PEARSON, CHICAGO, ILLINOIS 60611.


                                   By order of the
                                 Board of Directors.




                                  JAMES D. POLIVKA,
                          CHAIRMAN OF THE BOARD OF DIRECTORS


                             ___________________________

                          ALL STOCKHOLDERS ARE URGED TO SIGN
                           AND MAIL THEIR PROXIES PROMPTLY

SECURITY CHICAGO CORP.
196 EAST PEARSON * CHICAGO, ILLINOIS 60611
      312-280-0360
                                  PROXY


                                  PROXY FOR SHARES OF COMMON STOCK
                                  SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS FOR THE ANNUAL
                                  MEETING OF THE STOCKHOLDERS OF
                                  SECURITY CHICAGO CORP., TO BE
                                  HELD ON MAY 20, 1996.

The undersigned hereby appoints Thomas R. Beverlin and Ronald A. Landsman, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of Security Chicago Corp. to be held at First Security Bank of Chicago, 196 East Pearson Street, Chicago, Illinois 60611 on Monday, May 20, 1996 at 6:00 P.M., Chicago time, or any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

PROPOSAL NO. 1.   ELECTION OF DIRECTORS


   FOR the nominees listed below              WITHHOLD AUTHORITY
   (except as marked to the                    to vote for the nominees
    contrary below)                            listed below

        /   /                                       /   /


                     RICHARD S. BULL, JR. AND FRANK W. FERNANDES

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


          _________________________________________________________________


PROPOSAL NO. 2: In accordance with their discretion, upon all other matters that may properly come before said Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1.


                                       PLEASE_____________________________

                                       SIGN  _____________________________

                                       HERE  _____________________________

                                       DATED_________________________,1996


                                       NOTE:  Please  date proxy and sign it
                                       exactly as name or names appear
                                       above.  All joint owners of shares
                                       should sign.  State full title when
                                       signing as executor, administrator,
                                       trustee, guardian, etc.  Please
                                       return signed proxy in the enclosed
                                       envelope.